Goldman Sachs 2020 Global Energy Conference January 7, 2020

Important Disclosure Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe” “continue,” “could,” “expect,” “goal”, “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. Statements in this presentation regarding the Company that are forward-looking, including statements as to the anticipated benefits of the merger with C&J Energy Services, Inc. (the “transaction”), the amount and timing of synergies from the transaction, and future financial and operating results, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company's control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which the Company conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets the Company serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on the Company's operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) the Company's ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company's industry; (xiii) fluctuations in the market price of the Company's stock; (xiv) the level of, and obligations associated with, the Company's indebtedness; and (xv) other risk factors and additional information. For a more detailed discussion of such risks and other factors, see the Company's filings with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in Item 1A of the Company's Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2018, filed on February 27, 2019 and August 19, 2019, respectively, and in other periodic filings, available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Non-GAAP Measures: This presentation includes discussion of proforma Adjusted EBITDA, which is a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Adjusted EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. Reconciliation of proforma Adjusted EBITDA has not been provided because such reconciliation could not be produced without unreasonable effort. 2

NexTier Overview

Company Overview

An industry-leading U.S. land completions company

- **Our foundation** – Founded in 1973 as Keane Group Inc., renamed to NexTier Oilfield Solutions through the merger with C&J Energy Services, Inc. in October 2019
- **Our position** – Third largest provider of U.S. land completion services, including 2.2 million hydraulic horsepower and other services
- **Our mission** – To consistently outperform in service delivery and returns, enabling customers to win by safely unlocking affordable, reliable and plentiful sources of oil and natural gas

NEXTIER

Ticker: NEX (NYSE)

Market cap: $1.4 billion[1]

Headquarters: Houston, TX

Employees: ~6,600[2]

Annual Revenue: $3.7 billion[3]

Key Differentiators

Primarily U.S. land focused	Diversified services & footprint	Proven integrated solutions model
Focused on execution, safety & partnerships	Experienced management team	Strong balance sheet & liquidity


NEX
LISTED
NYSE
NEXTIER
NEX
LISTED
NYSE
NEW YORK STOCK EXCHANGE

[1] Based on NEX market capitalization as of 12/30/19.
[2] As of 12/31/19.
[3] Proforma consolidated LTM revenue ending 9/30/19.

4

NexTier at a Glance The evolving oilfield demands innovative service providers An industry-leading U.S. land completions company Equipment Segment Breakdown Geographic Overview 1 Overview Total Revenue Total Revenue1 45 Hydraulic frac fleets 11% 9% 118 Wireline units 42% Coiled tubing units 25 % of total revenue 80% 19% 13% 11% 101 Cementing units 8% 7% Completion Services 276 Workover rigs Well Construction & Intervention Services Well Support Services 1 Proforma consolidated LTM revenue ending 9/30/19. 5

Diversified Service Offering

NexTier is a leading provider of a diversified base of oilfield solutions

Completion Services



- Hydraulic fracturing
- Wireline
- Pumpdown

- 3rd largest provider of U.S. land completions
- Largest U.S. provider of wireline & pumpdown
- Proven strategy of bundling frac & wireline

Market position

#3 Hydraulic Fracturing

#1 Wireline & Pumpdown

Well Construction & Intervention Services


NexTier
COMPLETION SOLUTIONS

- Coiled tubing
- Cementing

- Market-leader in high spec coiled tubing; two newbuild large diameter delivered 1Q'20
- One of the largest providers of oilfield cementing services; 3rd largest in Permian Basin

Top 3 High-spec Coiled Tubing[1]

Top 5 Cementing Services

Well Support Services



- Rig services
- Special services
- Fluids management

- Top 3 rig services position in the U.S.
- Strong service history with proven brand name
- Nearly two-thirds of rig fleet is high-spec (class 4+)

Top 3 Rig Services

Note: Market position data sourced from Spears & Associates, company estimates and public filings.

[1] High-spec reflects large diameter units of 2-3/8" units or greater. Approximately 60% of our 25 coiled tubing units are considered high-spec.

6

Deep Bench of Executive Leadership

High-caliber management team with significant experience

			Primary Past Experience
	**Robert Drummond** President, Chief Executive Officer	30+ Years	Schlumberger
	**Kenneth Pucheu** SVP, Chief Financial Officer	20+ Years	Schlumberger
	**Greg Powell** EVP, Chief Integration Officer	20+ Years	GE
	**Kevin McDonald** EVP, CAO & General Counsel	25+ Years	Marathon Oil
	**Billy Driver** SVP, Product Lines	30+ Years	HALLIBURTON

			Primary Past Experience
	**Ian Henkes** SVP, Operations	25+ Years	Schlumberger
	**Ed Kepler** SVP, Operations & Shared Services	25+ Years	Schlumberger
	**Ted Lafferty** SVP, Chief Technology Officer	25+ Years	Schlumberger
	**Jack Renshaw** SVP, Well Services	30+ Years	NABORS
	**Richard Vaclavik** SVP, Chief Commercial Officer	35+ Years	BAKER HUGHES HALLIBURTON

Experienced management team with a demonstrated industry track record

7

Culture & Value System Deep commitment to customers, employees and business partners Safety Our Value System Unwavering commitment to the safety and well being of our people, Take customers and communities in Responsibility which we operate Do the Right Thing Innovate Employees We recognize that our greatest assets are our people, and we are focused on their growth and development Asset Quality Take Win We focus on maintaining high-quality Initiative equipment. Our well-maintained asset platform is capable of Work as a efficiently serving customers Team 8

Industry Leading Safety Record

Performing safely is critical to winning and retaining quality customers



NexTier Rolling 12 Month TRIR[1]
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.1
1.2
0.9
1.00
0.83
0.80
0.60
0.56
NexTier
Industry Average
Dec-15
Apr-16
Aug-16
Dec-16
Apr-17
Aug-17
Dec-17
Apr-18
Aug-18
Dec-18
Apr-19
Aug-19

- ✓ Among the safest providers of oilfield services
- ✓ Current rolling 12-month average TRIR ~40% below industry average
- ✓ Leading safety record establishes license to operate, attract and retain top-tier customers and quality employees
- ✓ Continuous focus on safety and quality execution at the wellsite
- ✓ Results in less downtime and improved operational performance
- ✓ Reduced motor vehicle incident rate (the industry's most significant risk exposure) by ~45% year-over-year

[1] Includes both legacy Keane and C&J rolling 12-month TRIR data. Excludes legacy C&J Well Support Services segment. YTD NexTier rolling 12-month TRIR including Well Support Services segment would be ~0.65 vs. 0.56 listed above. Historical industry average per Bureau of Labor Statistics ("BLS"), estimated for 2019.

9

Strong ESG Commitment Foster a culture focused on safety and sustainability Environmental Stewardship Goals • Focused on environmentally responsible practices • Deploy technologies reducing diesel consumption and carbon emissions • Minimize environmental footprint with focus on customers’ wellsites • Next generation fracturing technology initiatives in process Social & Sustainability Goals • Provide a safe work environment and support the well-being of our people • Empower employees to embrace Safety First culture • Tone at the top promotes culture of adhering to highest ethical standards • Engage and give back to the communities in which we live and work • Culture of diversity with more than 50% of employees ethnically diverse Robust Corporate Governance Practices • Diversity of Board comprised of members from legacy Keane and C&J • Declassified board comprised of 75% independent directors • Separation of Chief Executive Officer and Chairman roles • Annual Board, Committee and individual director evaluations • Robust Enterprise Risk Management process with board engagement 10

ESG Initiatives

Implementing several impactful ESG initiatives

Environmental Commitment:
Minimizing our environmental impact by reducing fuel consumption and emissions at the wellsite through innovation, technology and investment

- ✓ Dual-fuel Tier IV DGB Engines: Deploying refurbished fleets with new Tier IV DGB engine technology in 1Q'20
- ✓ Tractor Reduction Solutions: Minimize idling tractors at wellsite upon commencement of fracturing operations
- ✓ EcoSeal Greaseless Cable: Eliminates need for certain lubricants; deploying on all perf and plug wireline trucks by YE'20
- ✓ Next Generation Fracturing Equipment: Field testing next generation pump technology and evaluating electric / natural gas driven pump designs

Fuel Efficiency Initiatives:
Reduce cost of operations with minimal capital investment while providing a favorable emissions footprint without compromising ability to provide leading service quality

- ✓ Hibernate™: Engine idle reduction technology deployed on all fleets by YE'20; targeting 6% reduction of fuel consumption
- ✓ Fuel Additives: Blending additives into diesel fuel supply that reduce emissions and fuel consumption; estimating 50% emissions reduction on deployed fleets

Dual-fuel Tier IV Engine



Greaseless Cable System


NEXTIER
COMPLETION SOLUTIONS

Unlocking affordable and plentiful sources of energy safely while minimizing our environmental footprint

Note: Dual-fuel Tier IV DGB engine graphic sourced from Caterpillar Oil & Gas and Marine Division presentation.

11

Integration Update

Transformative Merger Strategic combination of complementary oilfield service companies Combined Profile Merger Overview Increased Scale with High- • Merger between Keane and C&J created ✓ a leading U.S. focused completions and Quality Asset Base production services company Committed to Service • Combined revenue of $3.7 billion and ✓ Quality and Safety operating cash flow of $602 million1 • Combined company delivers attractive Improved Basin and diversification across geographies and ✓ Service Diversity services, with a continuing focus on safety, service quality, and innovation Enhanced Technology ✓ • Complementary platforms estimated to Platform drive ~$125 million of annualized run-rate cost synergies ✓ Strong Balance Sheet and Liquidity 1 Operating cash flow excludes $125 million of gross annualized run-rate synergies. Proforma consolidated LTM as of 9/30/19. 13

Transaction Rationale Combination results in enhanced scale, value and financial position Strong Financial Position: Strong balance sheet delivers stability, opportunities 1 for further innovation and financial flexibility. Immediately accretive to cash flow per share with enhanced potential for increased operating cash flow generation Significant Synergies and Value Creation: $125 million1 of expected annualized 2 run-rate cost synergies, runway for earnings growth from idle, market ready equipment, and the creation of a more investable equity security with greater liquidity Positioned for Continued Innovation and Investment: Combines shared legacies 3 of innovative R&D and a rich portfolio of proprietary technology to drive safety, value and operational efficiency. Improved ability to invest in next generation opportunities Complementary Cultures and Operating Philosophy: Combines businesses with 4 shared commitment to safety and integrity, employee development, partnerships with blue-chip customers, technological innovation, and community relationships Scale and Diversity Across Services and Geographies: Creates large, 5 diversified well completions and production services company, with strong presence in the most active U.S. basins 1 Gross annualized run-rate cost synergies expected to be achieved by end of 2Q’20. 14

Integration Update Vigilant in seamlessly integrating our two companies Primary focus on improving service quality and reducing cost of delivery Optimizing via economies of Launched new corporate scale and vertical integration and field-level branding Retired 5 hydraulic fracturing fleets and significant base of Supply non-frac equipment Chain Branding Identified best talent across organizations Team Integration Harmonizing critical system Increased synergy and technology estimate to $125 million1 infrastructure IT Synergy Systems Target and accelerated timing to achieve by end of 2Q’20 Back Facilities Office Leverage scale & Consolidating footprint automation to lower to increase scale and transaction costs lower cost to deliver 1 Gross annualized run-rate synergies. 15

Increase in Synergy Opportunities

Upsized and accelerated base of synergies



Expected synergies[1]
Timing to achieve
$100+ million[1]
Within 1 year (Q4 2020)
Upsize
Acceleration
$125+ million[1]
End of Q2 2020
At Announcement
Current Estimate

- Efficiency in support structure
- Overhead consolidation
- Economies of scale



SG&A
$125+ million[1]
Operations
Supply Chain

- Equipment, consumables & indirects
- Optimizing towards best-in-class solutions
- Proprietary wireline perf gun systems manufactured internally
- Economies of scale

- Improved basin density & absorption
- Facility consolidation
- Adopting best practices

[1] Gross annualized run-rate synergies. Estimating approximately $60 million of one-time costs to achieve synergies.

16

Equipment Rationalization Strategy Contributing to responsible retirement of equipment High-quality base of marketed equipment capable of serving customer needs Frac Fleets Wireline • Underwent extensive diligence 10% retirement (5 fleets) 27% retirement (43 units) process to identify and retire 50 161 equipment unable to generate 45 acceptable returns 118 • Portion of retired fracturing equipment deployed within the last year Current Marketed Current Marketed Coiled Tubing Cementing Rig Services 17% retirement (5 units) 28% retirement (39 units) 24% retirement (88 rigs) 30 140 364 276 25 101 Current Marketed Current Marketed Current Marketed 17

High Quality Portfolio of Assets Assets kept fresh by perpetual maintenance cycle 420 375 • Operating philosophy focused on asset quality and reliability 360 300 • Distribution profile demonstrates 300 favorable condition of key frac 225 240 components • Significant investments made during # engines # 180 150 recent years in new capacity and # transmissions # 120 maintenance Engines 75 • Fracturing fleet with upside earnings 60 Transmissions potential from idle warm fleets 0 0 requiring no capex 100-80% 80-60% 60-40% 40-0% 20-0% Remaining Useful Life ✓ Safe and reliable ✓ Leading operational Continuous investment in operations execution ✓ fleet via surface innovation 18

Investment Opportunity

Unique Set of Attributes

An oilfield services company with a compelling value proposition

70 companies[1]

Oilfield Service
Public companies

NexTier

18

>$2 billion
LTM revenue

$3.7 billion

6

<1.0x
Net debt / LTM Adj. EBITDA

0.1x[2]

1

>20%
FCF yield[3]

23%[4]

NexTier

[1] Includes AKSO-NO, APY, AROC, ASPN, BAS, BHGE, BOOM, CEU-CA, CFX, CKH, CLB, CRR, CVIA, DNOW, DO, DRQ, ERA-US, ERII, ESI-CA, ESN-CA, EXTN, FET, FI, FTI, FTK, FTSI, GTLS, HAL, HCR, HLX, HP, ICD, KEG, KLXE, LBRT, MDR, MRC, NBR, NCSM, NE, NINE, NOV, NR, OII, OIS, PD-CA, PESX, PSI-CA, PTEN, PUMP, QES, RES, RIG, RNGR, SBO-AT, SLB, SLCA, SND, SOI, SPN, SUBC-NO, TCW-CA, TDW, TS, TTI, USWS, VAL, WEIR-GB, WHD, WTTR. [2] Net debt / LTM Adjusted EBITDA. Excludes $125mm of gross annualized run-rate synergies. [3] Free cash flow sourced from FactSet. LTM as of 9/30/19 vs. market capitalization as of 12/30/2019. [4] Includes $125mm of gross annualized run-rate synergies.

20

Our Four Points of Distinction Our strategy to drive success over the near and long-term Partnership: Unwavering commitment to partnerships, including on a dedicated basis with high-quality customers in all aspects of the relationship through open collaboration Innovation Safety: Focused daily on delivering safety performance – a key differentiator that enables our partnership approach and honors our commitment to the well-being of our employees and partners Efficiency Safety Efficiency: Strive every day to deliver leading efficiency, constantly challenging ourselves to do more on behalf of customers. Relentless in our pursuit of efficiency, which creates value for our stakeholders Partnership Innovation: Committed to leading the charge on innovation and being the clear choice for operators seeking a forward-thinking partner; innovation will drive the next leg of safety, efficiency and sustainability 21

Significant Scale in the U.S.

Leading provider of multi-basin completions & production services

Leading U.S. Frac Position[1]



Total HHP (mm)
HAL 4.6
SLB 2.6
2.2
BJ Services 2.2
PUMP 1.4
FTSI 1.3
PTEN 1.2
LBRT 1.1
ProFrac 0.9
RES 0.7
3rd largest company based on total HHP

Increased NAm Presence[2]



NAm Rev. ($ billions)
HAL
SLB
BKR
3.7
PTEN
HP
WFT
BJ Services
NBR
CFW
4th largest company based on total North America oilfield service revenues

- ✓ Ability to serve customers with broader geographical footprint; greater cross-sell opportunities
- ✓ Improved efficiencies via increased basin density & leveraging field & corporate overhead
- ✓ Ability to leverage existing and emerging technology investments across a larger platform
- ✓ Greater relevancy to current and potential supplier base

[1] Source: Rystad Energy, company filings. Reflects U.S. land HHP per Rystad Energy as of 6/30/19 plus announced HHP attrition during 3Q'19 reporting cycle.
[2] Source: Company filings, Spears & Associates. LTM as of 9/30/19.

22

Portfolio of Top-Tier Customers Partner with highly efficient customers under dedicated agreements Partnerships with high-quality customers Focused on delivering top-tier safety, efficiency and execution Combined scale enables growth via existing and new customers Note: Does not reflect an exhaustive list of customers. 23

NESR Partnership NexTier’s strategy in action; expands footprint overseas + Win-Win Partnership: Entry into MENA region to provide completion services with strong U.S. based partner under NEX recently commenced operations in favorable risk profile the Middle East North Africa ("MENA") Region with one dedicated fleet to Innovation: support NESR’s completion operations, NexTier provides equipment, operational expertise including the operation of hydraulic and skilled personnel while NESR provides access, fracturing and wireline equipment customers and relationships Efficiency: Demonstrates our unconventional expertise and ability to mobilize quickly Profitable: Accretive to our average deployed U.S. fracturing portfolio from a profitability perspective; no infrastructure investment given subcontractor status 24

Strong Balance Sheet Financial flexibility is an enabler to value creation for all stakeholders Benefits of Balance Sheet Strength ✓ Positions NexTier to execute in a range of market conditions Cash1 $270 million ✓ Serves as an enabler to continue to invest in innovation and evaluate alternatives for shareholder return ABL $377 2 Availability million $ million As of 9/30/19 Total $647 Cash1 $270 Liquidity1 million Senior Secured Term Loan $338 Net Debt1 $68 Strong liquidity and low leverage position provides differentiating flexibility and resiliency 1 Reflects the payment of $65.1 million related to the $1.00 / share dividend to C&J shareholders paid 10/31/19. Does not include one-time costs. 2 Represents total availability of new credit facility as of 10/31/19 upon closing of the merger with C&J Energy Services, Inc. 25

Market Observations Focused on leading efficiency, innovation and profitability Conditions & Market Response Additional NexTier Response Current Conditions: Efficiency & Innovation: Range-bound macro environment, Lead technology adoption across fracturing overcapacity, pursuing surface, subsurface and digital contract renewals, focused on need to further drive efficiencies Driving Cost-out: Striving to achieve low cost position Supply Attrition: across direct materials, maintenance Sizable base of horsepower and footprint attrition likely reflects early innings of larger cycle Capturing Synergies: Starting to capture cost synergies and leverage best practices to improve Manned Fleet Reduction: processes Significant reduction helps to balance effective supply & demand Right-sizing Operations: Aligning cost structure with market conditions Proactive response to market conditions by focusing on what we can control 26

Updated 4Q’19 Outlook Results expected to meet or exceed the high-end of 4Q’19 guidance range Strong expected results relative to guidance despite challenging market conditions $mm • Updating total revenue guidance for 1 $600 Original guidance range $650 4Q’19 to $640 – 660 million, compared Low-end High-end to $600 – 650 million previously Total Revenue (4Q’19) • Updating Adjusted EBITDA guidance for 4Q’19 to $73 – 78 million, compared to $60 – 75 million previously $640 – 660 • Expected decline versus 3Q’19 driven Updated guidance by lower utilization, mainly due to customer budget exhaustion and seasonality, as well as continued competitive pricing $mm 1 $60 Original guidance range $75 • Strong 4Q’19 results reflects lack of Low-end High-end significant weather, strength of customer partnerships, and leading Adjusted EBITDA (4Q’19) efficiencies via continued execution and innovation • Experiencing mixed levels of customer $73 – 78 urgency to start 2020, partially offset by Updated guidance strong efficiencies on deployed fleets 1 Reflects 4Q’19 guidance provided on 11/6/19. 27

Leading 3Q’19 Frac Profitability Clear market bifurcation in profitability per fleet EBITDA per Fleet1 In $ millions Leading EBITDA per fleet – outcome of delivering differentiated efficiency, reduced NPT, innovation & partnership Efficiency Innovation Partnership Average Peer A Peer B Peer C Peer D Peer E 1 Source: Goldman Sachs report, ‘Global Oil Services 2020 Outlook – Themes and Stocks’ (12/17/19). Peers include FTSI, LBRT, PTEN, PUMP and RES. 28

Capital Return Objectives Expected to generate meaningful free cash flow ✓ Capital Return • In December 2019, Board authorized $100 Optionality million capital return program; reflects 7% of current market capitalization1 ✓ • May be implemented through stock repurchases, dividends, or other capital Balance Sheet return strategies Strengthening • Includes approval for up to $50 million of stock repurchases ✓ Asset • Program allows for flexible execution of Development capital return Our Commitment to Shareholders Create Maximize Prioritize shareholder shareholder returns uses of free cash value focusing on ROI flow generation 1 Based on NEX market capitalization as of 12/30/19. 29

Innovation

Partnering with our Customers to Create Value Maximize value to customers through technology and innovation Customer cash flow lifecycle Our focus is to: Invest Accelerate production Assess Acreage Lower customer $ per BOE Drill Accomplished by embracing innovation and Complete investing in technology to: • Optimize logistics Produce • Maximize efficiency • Reduce non-productive time Cash Flow • Reduce cost of operations • Optimize completions 31

Innovation: Core Part of NexTier’s DNA Developing a leading technology platform Surface Technology Digital Capabilities Subsurface Innovation • Next generation equipment • Digital operating center • Engineered completions • Proprietary control systems • Logistics control tower • Increased conductivity • Component life extension • Equipment health monitoring • Optimize frac placement • Modular perf guns • Utilization optimization • Improve field performance • Advanced flow control • Predictive maintenance ✓ Increase ✓ Reduce non- ✓ Decrease ✓ Generate ✓Beneficial ESG efficiency productive time labor costs revenue impacts 32

NexTier's Digital Capabilities

Working to implement several core technology initiatives by YE'20

Digital Operations Center ("DOC") & Logistics Control Tower ("LCT")





- Expecting 24/7 operational support for all deployed fleets by YE'20
- DOC to enhance equipment monitoring and increase operational reliability
- Centralized reporting center to increase customer visibility and satisfaction
- LCT designed to increase efficiencies and lower costs

Equipment Health Monitoring ("EHM") Program


Dashboard




NexTier

- Expecting to be fully operational on deployed fleets by YE'20
- Primary goals of extending major component life, reducing overall spend and lowering NPT
- Works in conjunction with our proprietary cloud-based data analytics insight platform
- Recent monitoring pilot activities resulted in ~252 catches (estimated cost saving of ~$1.5mm[1])

[1] Data from an average of approximately 4.5 deployed fleets from April through October 2019.

33

NexTier’s Digital Transformation Our digital capabilities will drive operations of the future NexTier’s Strategic Technological Objectives: Equipment Real-time Business Management Health Monitoring • Enhanced visibility to operations, inventory and maintenance needs Digital Optimized Operational Cost Structure • Resource centralization and remote Transparency intervention Subsurface Cost Reduction Surface Lowest Cost to Own & Reduced Risk Technologies Technologies Efficiency • Data-driven predictive maintenance and Differentiation analytics-augmented decision making Improved Customer Relations Technologies • Customer portals, exchange of engineering data & integration with customer systems Digital Control Tower Differentiate and Win & Logistics Control • Greater collaboration of engineering data Tower to increase production and lower well costs Increased Real-time Asset Reduced Improved Efficiency & Decisions Optimization Costs Margins Safety Industry leading transformation through improved processes and proprietary technologies 34

Surface Technologies Investing in technologies that lower costs, increase efficiency and improve safety Equipment Reliability MDT Controls & Next Generation & Efficiency Hibernate™ Installation Equipment • Major component life extension • Installation of proprietary • Investing in next generation program to reduce early failures technologies on deployed fleets pump technologies: and extend useable life by YE’20 • Proprietary pump • Focused on extending engine • Iron Track & Trace program to • Tier IV DGB extend iron life, reduce NPT and life and reducing NPT • e-fleet technologies improve procurement process • Standardization and elimination • Dart Valve project to increase of third party control systems • Proprietary perforating gun reliability and performance and reduce overall cost of ownership design to improve reliability and efficiency reduce per stage operating cost • Reduced engine idle will result • Wireline perf gun and tool in less diesel consumption and • Advanced flow control technologies offer lowest lower overall emissions technologies to modernize frac perforating cost in the market fluid conveyance 35

Subsurface Innovation Technology partner of choice Subsurface Engineering Chemistry Technology Collaboration • Partnering with industry’s most • Leverage our world-class • Partnering with innovators to progressive customers to tackle laboratory facilities to bring the accelerate market introduction of reservoir challenges, including: best chemistry technologies to new technologies (i.e. Seismos) • Patented engineering tools our customers • Integration with NexTier for improved completions • Ideal partner for chemical technologies to deliver higher designs providers to achieve market value for customers • Optimized diversion penetration • Technology collaboration and strategies • Partner with customers and joint projects with our strategic • Low cost technologies for vendors to continuously improve customers evaluation of fracture environmental profile of our performance chemical portfolio 36

NexTier Takeaways Leading oilfield services company providing a compelling investment proposition 1 Scale & Diversity Across Services & Geographies 2 Attractive Synergies, Value Creation & Capital Return + 3 Strong Financial Position – Balance Sheet & Liquidity 4 Meaningful Free Cash Flow Generation 5 Well Positioned as Market Conditions Improve and for Continued Innovation & Investment Safety, efficiency and differentiation through quality service and innovation 37

Investor Contacts: Daniel Jenkins Vice President, Investor Relations investors@NexTierOFS.com Marc Silverberg Managing Director (ICR)